Exhibit 21.1

Subsidiaries of Equinix, Inc.

Entity	Jurisdiction
Equinix Canada Holdings Limited	British Columbia, Canada
Equinix (Australia) Enterprises Pty Limited	Australia
Equinix Australia Pty Limited	Australia
McLaren Pty Limited	Australia
Metronode (ACT) Pty Limited	Australia
Metronode (NSW) Pty Limited	Australia
Metronode C1 Pty Limited	Australia
Metronode Group Pty Limited	Australia
Metronode Investments Pty Limited	Australia
Metronode M2 Pty Ltd	Australia
Metronode P2 Pty Limited	Australia
MGH Pegasus Pty Ltd	Australia
Equinix Australia National Pty Ltd	Australia
Metronode S2 Pty Ltd	Australia
MGH Bidco Pty Limited	Australia
MGH Finco Pty Limited	Australia
MGH Holdco Pty Ltd	Australia
McLaren Unit Trust	Australia
Equinix South America Holdings, LLC	Delaware, U.S.
Equinix do Brasil Soluções de Tecnologia em Informática Ltda.	Brazil
Equinix do Brasil Telecomunicações Ltda.	Brazil
Equinix Colombia, Inc. Pte. Ltd.	Singapore
Equinix (Bulgaria) Data Centers EOOD	Bulgaria
Equinix (Canada) Enterprises Ltd.	Ontario, Canada
Equinix Canada Ltd.	Ontario, Canada
CHI 3, LLC	Delaware, U.S.
Equinix (EMEA) Management, Inc.	Delaware, U.S.
Equinix (US) Enterprises, Inc.	Delaware, U.S.
Equinix LLC	Delaware, U.S.
Equinix Pacific LLC	Delaware, U.S.
Equinix Professional Services, Inc	Delaware, U.S.
Equinix Government Solutions LLC	Delaware, U.S.
Equinix RP II LLC	Delaware, U.S.
Harbour Exchange Propco Limited	United Kingdom
Infomart Dallas GP, LLC	Delaware, U.S.
Infomart Dallas, LP	Delaware, U.S.
LA4, LLC	Delaware, U.S.
NY2 Hartz Way, LLC	Delaware, U.S.
SV1, LLC	Delaware, U.S.
Switch & Data Facilities Company LLC	Delaware, U.S.

Entity	Jurisdiction
Switch & Data LLC	Delaware, U.S.
Switch & Data MA One LLC	Delaware, U.S.
Switch & Data WA One LLC	Delaware, U.S.
Switch and Data NJ Two LLC	Delaware, U.S.
Switch and Data Operating Company LLC	Delaware, U.S.
CHI 3 Procurement, LLC	Illinois, U.S.
VDC I, LLC	Delaware, U.S.
VDC V, LLC	Delaware, U.S.
CHI 8, LLC	Delaware, U.S.
Equinix Hyperscale (LP) LLC	Delaware, U.S.
Equinix Hyperscale (GP) LLC	Delaware, U.S.
Equinix Services, Inc.	Delaware, U.S.
Equinix Montreal Ltd.	Ontario, Canada
Equinix (Finland) Enterprises Oy	Finland
Equinix (Finland) Oy	Finland
Equinix (France) Enterprises SAS	France
Equinix (Real Estate) Holdings SC	France
Equinix (Real Estate) SCI	France
Equinix France SAS	France
Equinix (Germany) Enterprises GmbH	Germany
Equinix (Germany) GmbH	Germany
Equinix (Real Estate) GmbH	Germany
Upminster GmbH	Germany
Equinix Hyperscale 1 (FR9) GmbH	Germany
Equinix Hyperscale 1 (FR11) GmbH	Germany
Equinix Hyperscale 1 (FR9) Enterprises GmbH	Germany
Equinix Hyperscale 1 (FR11) Enterprises GmbH	Germany
Equinix (Hong Kong) Enterprises Limited	Hong Kong
Equinix Hong Kong Limited	Hong Kong
Equinix (Ireland) Enterprises Limited	Ireland
Equinix (Ireland) Limited	Ireland
Equinix (Italia) Enterprises S.r.l.	Italy
Equinix Italia S.r.l.	Italy
Equinix (Japan) Enterprises K.K.	Japan
Equinix (Japan) Technology Services K.K.	Japan
Equinix Japan K.K. (in Kanji)	Japan
Equinix Muscat LLC	Oman
Equinix Middle East Services LLC	Oman
Equinix (China) Investment Holding Co., Ltd. (亿利互连(中国)投资有限公司)	People’s Republic of China
Equinix Information Technology (Shanghai) Co., Ltd. (亿利互连信息技术（上海）有限公司)	People’s Republic of China
Equinix WGQ Information Technology (Shanghai) Co., Ltd. (亿利互连(上海)通讯科技有限公司)	People’s Republic of China

Entity	Jurisdiction
Equinix YP Information Technology (Shanghai) Co., Ltd. (亿利互连数据系统(上海)有限公司)	People’s Republic of China
Gaohong Equinix (Shanghai) Information Technology Co., Ltd (高鸿亿利(上海)信息技术有限公司)	People’s Republic of China
Equinix India Private Limited	India
GPX India Services Private Limited	India
Equinix (Poland) Technology Services sp. z o.o.	Poland
Equinix (Poland) Enterprises sp. z o.o.	Poland
Equinix (Poland) sp. z o.o.	Poland
Equinix (West Africa) Services B.V.	Netherlands
Equinix (Portugal) Data Centers, S.A.	Portugal
Equinix II (Portugal) Enterprises Data Centers, Unipessoal Lda	Portugal
Equinix Korea LLC	Republic of Korea
Equinix (Singapore) Enterprises Pte. Ltd.	Singapore
Equinix Asia Pacific Holdings Pte. Ltd.	Singapore
Equinix Asia Pacific Pte. Ltd.	Singapore
Equinix Singapore Holdings Pte. Ltd.	Singapore
Equinix Singapore Pte. Ltd.	Singapore
Equinix (Spain) Enterprises, S.L.U.	Spain
Equinix (Spain), S.A.U.	Spain
Equinix (Sweden) AB	Sweden
Equinix (Sweden) Enterprises AB	Sweden
Equinix (Switzerland) Enterprises GmbH	Switzerland
Equinix (Switzerland) GmbH	Switzerland
EMEA Hyperscale 1 C.V.	Netherlands
Equinix Hyperscale 1 Holdings B.V.	Netherlands
Equinix (EMEA) Acquisition Enterprises B.V.	Netherlands
Equinix (EMEA) B.V.	Netherlands
Equinix (Netherlands) B.V.	Netherlands
Equinix (Netherlands) Enterprises B.V.	Netherlands
Equinix (Netherlands) Holdings B.V.	Netherlands
Virtu Secure Webservices B.V.	Netherlands
Tussenlanen B.V.	Netherlands
Equinix (EMEA) Hyperscale Services B.V.	Netherlands
Equinix Turkey Data Merkezi Üretim Inşaat Sanayi ve Ticaret Anonim Şirketi	Turkey
Equinix Turkey Enterprises Data Merkezi Üretim Inşaat Sanayi ve Ticaret Anonim Şirketi	Turkey
Equinix Middle East FZ-LLC	United Arab Emirates
Equinix Hyperscale 1 (LD11) Limited	United Kingdom
Equinix (Services) Limited	United Kingdom
Equinix (UK) Enterprises Ltd	United Kingdom
Equinix (UK) Limited	United Kingdom
Equinix Hyperscale 1 (France) Holdings SAS	France
Equinix Hyperscale 1 (PA9) SAS	France
Equinix Hyperscale 1 (PA8) SAS	France

Entity	Jurisdiction
Equinix Hyperscale 1 (UK) Financing Limited	United Kingdom
Equinix Hyperscale 1 (LD13) Limited	United Kingdom
Equinix Hyperscale 1 (DB5) Limited	Ireland
Equinix Hyperscale 1 (DB5) Enterprises Limited	Ireland
Equinix Hyperscale 2 (ML7) S.r.l.	Italy
Equinix (MA5) Limited	United Kingdom
Equinix (Poland) Services sp. z o.o	Poland
Equinix Hyperscale 2 (PA15) SAS	France
Equinix Mexico Holdings, S. de R.L. de C.V.	Mexico
Equinix MX Sales, S. de R.L. de C.V.	Mexico
Equinix Queretaro, S. de R.L. de C.V.	Mexico
Equinix MX Services, S.A. de C.V.	Mexico
Contrato de Fideicomiso Irrevocable de Administración de Bienes Inmuebles número “CIB/3714”	Mexico
Contrato de Fideicomiso Irrevocable de Administración Número “CIB/3933”	Mexico
Equinix APAC 1 Hyperscale Holdings 1 Pte. Ltd.	Singapore
Equinix APAC 1 Hyperscale Holdings 2 Pte. Ltd.	Singapore
Equinix Hyperscale 1 GK	Japan
Equinix Hyperscale 1 (TY12) GK	Japan
Equinix Hyperscale 1 (TY12) Enterprises GK	Japan
Equinix Hyperscale 1 (TY14) GK	Japan
Equinix Hyperscale 1 (OS2) GK	Japan
Equinix Hyperscale 1 (OS2) Enterprises GK	Japan
Equinix Hyperscale 2 (FR10) GmbH	Germany
Equinix Hyperscale 2 (SK5) AB	Sweden
Equinix Hyperscale 1 (Japan) TMK	Japan
Equinix Hyperscale 2 (FR16) GmbH	Germany
Equinix Hyperscale 2 (PA12) SAS	France
Equinix Hyperscale 2 (PA13) SAS	France
Equinix Hyperscale (GP) Pte. Ltd.	Singapore
Equinix APAC Hyperscale 1 (LP) LLC	Delaware, U.S.
Equinix (APAC) Hyperscale Services Pte Ltd	Singapore
APAC 1 Hyperscale LP	Singapore
Equinix APAC 1 Hyperscale Holdings Pte. Ltd.	Singapore
Equinix APAC Hyperscale 2 (LP) LLC	Delaware, U.S.
Equinix Hyperscale 2 (GP) LLC	Delaware, U.S.
Equinix Hyperscale 2 (LP) LLC	Delaware, U.S.
Equinix Australia Real Estate Pty Ltd	Australia
Equinix APAC Hyperscale 2 (GP) Pte. Ltd.	Singapore
APAC Hyperscale 2 LP	Singapore
Equinix APAC Hyperscale 2 Holdings 1 Pte. Ltd.	Singapore
Equinix APAC Hyperscale 2 Holdings 2 Pte. Ltd.	Singapore
Equinix Hyperscale 2 (SY9) Pty Limited	Australia
Equinix Hyperscale 2 (SY10) Pty Limited	Australia

Entity	Jurisdiction
Equinix Hyperscale 2 (Australia) Enterprises 1 Pty Limited	Australia
Equinix Hyperscale 2 (Australia) Enterprises 2 Pty Limited	Australia
Equinix Saudi for Information Technology LLC	Saudi Arabia
Equinix Hyperscale 2 (WA4) sp. z o.o.	Poland
Equinix Hyperscale 2 IL5 Data Merkezi Uretim Insaat Sanayi Ve Ticaret Limited Sirketi	Turkey
Equinix Hyperscale 1 (Turkey) Holdings B.V.	Netherlands
EMEA Hyperscale 2 C.V.	Netherlands
Equinix Hyperscale 2 (MD3) S.L.	Spain
Equinix Hyperscale 1 (LD11) Enterprises Limited	United Kingdom
Equinix Hyperscale 2 (LDx) Limited	United Kingdom
Equinix Hyperscale 2 Finco A B.V.	Netherlands
Equinix Hyperscale 2 Finco B B.V.	Netherlands
Equinix Hyperscale 2 (SP5) LTDA	Brazil
Equinix Hyperscale 2 (SP7) LTDA	Brazil
Equinix Hyperscale 2 (SP5) Enterprises LTDA	Brazil
Equinix Hyperscale 2 (France) Holdings B.V	Netherlands
PT Equinix Indonesia JKT	Indonesia
Equinix Hyperscale 2 Holdings B.V.	Netherlands
Equinix Hyperscale 2 Holdings 2 B.V.	Netherlands
Equinix Hyperscale 2 Holdings A B.V.	Netherlands
Equinix Hyperscale 2 Holdings B B.V.	Netherlands
Equinix Hyperscale 2 Holdings C B.V.	Netherlands
Equinix Hyperscale 2 Holdings D B.V.	Netherlands
Equinix Colombia, Inc. Pte. Ltd. Sucursal Colombia	Colombia
Equinix (APAC) Services Pte. Ltd.	Singapore
Equinix Africa Investment LLC	Delaware, U.S.
Equinix (West Africa) Acquisition Holdings B.V.	Netherlands
Equinix (West Africa) Acquisition Enterprises B.V.	Netherlands
Equinix Colombia (BG3) S.A.S	Colombia
Equinix Security LLC	Delaware, U.S.
Equinix India Professional Services Private Limited	India
Equinix Hyperscale 2 (AM12) B.V.	Netherlands
Equinix Chile SpA	Chile
Equinix Chile Enterprises SpA	Chile
Equinix Peru S.R.L.	Peru
Equinix APAC Hyperscale 3 (GP) Pte. Ltd.	Singapore
Equinix Hyperscale 2 (MD3) Enterprises SLU	Spain
Equinix Hyperscale 2 (ML9) S.r.l.	Italy
Equinix Hyperscale 2 (HE10) Oy	Finland
Equinix Hyperscale 2 (HE10) Enterprises Oy	Finland
MainOne Cable Company Ltd	Mauritius
MainOne Cable Company Nigeria Limited	Nigeria
Infraco Nigeria Limited	Nigeria
MainData Nigeria Limited	Nigeria

Entity	Jurisdiction
MainOne Cable Company (Ghana) Ltd	Ghana
MainData Ghana Ltd	Ghana
MainOne Côte d’Ivoire	Côte d’Ivoire
MainOne Cable Company Portugal, S.A.	Portugal
MainData Côte d’Ivoire	Côte d’Ivoire
FiberAcess Nigeria Limited	Nigeria
MainOne Company Nigeria LFZ Enterprise	Nigeria
Maintecknosoft Ltd	Ghana
Equinix Hyperscale 2 (FR10) Enterprises GmbH	Germany
Equinix Hyperscale 2 (FR16) Enterprises GmbH	Germany
APAC Hyperscale 3 Private Limited	Singapore
Capitaland Korea No.8 Qualified Private Real Estate Investment Company	Republic of Korea
Capitaland Korea No.9 Qualified Private Real Estate Investment Company	Republic of Korea
Equinix APAC Hyperscale 3 LP	Singapore
Equinix Hyperscale 3 (SL2) LLC	Republic of Korea
Equinix Hyperscale 3 (SL3) LLC	Republic of Korea
Equinix Korea Holdings LLC	Republic of Korea
Equinix (Singapore) Realty Services Pte. Ltd.	Singapore
Equinix Malaysia Sdn Bhd	Malaysia
PT Equinix Indonesia Hldgs	Indonesia
Equinix Security (CU1) LLC	Delaware, U.S.
Equinix Southeast Asia Pte. Ltd.	Singapore
Equinix (South Africa) (Pty) Ltd.	South Africa
Equinix (LD-A) Limited	Jersey, United Kingdom
Equinix (SK3) Handelsbolag	Sweden
Equinix Hyperscale 2 (PA12) Enterprises SAS	France
Equinix Hyperscale 2 (PA13) Enterprises SAS	France
Equinix (Philippines) Services Inc.	Philippines
Equinix Hyperscale Canada LP Limited	Ontario, Canada
Equinix Hyperscale 4 (CL4) ULC	British Columbia, Canada
Equinix (South Africa) Enterprises (Pty) Ltd.	South Africa
Equinix Hyperscale 2 (FR12) GmbH	Germany
Equinix Hyperscale 2 (ML7) Enterprises S.r.l.	Italy
Equinix (India) Enterprises Private Limited	India
Equinix Malaysia Enterprises Sdn. Bhd.	Malaysia
Odyssey Solutions S.A.R.L.	Côte d’Ivoire
Equinix Services Colombia S.A.S	Colombia
Equinix Hyperscale 2 (WA4) Enterprises sp. z.o.o.	Poland
Equinix Europe 1 Financing Corporation LLC	Delaware, U.S.
Equinix Hyperscale 2 (SV12) LLC	Delaware, U.S.
Consorcio Equinix Brasil	Brazil
Equinix AMER Hyperscale 2 (GP) LLC	Delaware, U.S.
Equinix (Canada) Services Ltd.	Ontario, Canada
Equinix AMER Hyperscale 2 (LP) LLC	Delaware, U.S.

Entity	Jurisdiction
Equinix APAC Holdings Pte. Ltd.	Singapore
Equinix AMER Hyperscale 2 LP	Delaware, U.S.
Harbour Exchange Management Company Limited	United Kingdom
Equinix Procurement (2024) LLC	Delaware, U.S.
Equinix Hyperscale 2 (SV12) Enterprises Inc.	Delaware, U.S.
Equinix Europe 2 Financing Corporation LLC	Delaware, U.S.
DA12, LLC	Delaware, U.S.
Equinix Hyperscale 3 (AT7) LLC	Delaware, U.S.